UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2026

Date of Report (Date of earliest event reported)

RISING DRAGON ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42368	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China	030024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 18817777987

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	RDACU	The Nasdaq Stock Market LLC
Ordinary Shares	RDAC	The Nasdaq Stock Market LLC
Rights	RDACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 15, 2026, Rising Dragon Acquisition Corp. (the “Company”) issued an unsecured promissory note in the principal amount of $55,637.41 (the “August Note”) to SZG Limited, the designee of HZJL Cayman Limited, the counterparty to the previously announced agreement and plan of merger dated as of January 27, 2025 (the “Merger Agreement”), pursuant to which a proposed business combination among HZJL Cayman Limited, the Company, Purchaser and Merger Sub would occur. On September 15, 2026, the Company issued another unsecured promissory note in the principal amount of $55,637.41 (the “September Note” and, together with the August Note, the “Notes”) to SZG Limited.

The Notes do not bear interest and are payable on the date on which the Company consummates its initial business combination. The proceeds of the Notes have been deposited in the Company’s trust account in connection with extending the time available for the Company to consummate its initial business combination until October 15, 2026. In addition, the holder may elect, upon at least five business days’ written notice prior to the closing of the business combination, to convert the Notes, in whole or in part, into private units of the Company at a price of $10.00 per unit.

The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated as of August 15, 2026, issued by Rising Dragon Acquisition Corp. to SZG Limited
10.2	Promissory Note, dated as of September 15, 2026, issued by Rising Dragon Acquisition Corp. to SZG Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026

RISING DRAGON ACQUISITION CORP.

By:	/s/ Lulu Xing
Name:	Lulu Xing
Title:	Chief Executive Officer

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